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                                                                   EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the reference to our firm under the captions "Selected Consolidated Financial Data" and "Experts" and to the use of our reports dated February 7, 1997, in the Registration Statement on Form S-1 and related Prospectus of LHS Group Inc. for the registration of 5,883,000 shares of its common stock.

                                       /s/ ERNST & YOUNG LLP

Atlanta, Georgia
February 21, 1997